UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                November 3, 2008
                Date of Report (Date of earliest event reported)


                           AMERICAN EXPLORATION CORP.
             (Exact name of registrant as specified in its charter)

          Nevada                        333-141060             98-0518266
(State or other jurisdiction           (Commission            (IRS Employer
     of incorporation)                 File Number)         Identification No.)

           407 2nd St. SW
             Suite 700
      Calgary, Alberta, Canada                                    T2P 2Y3
(Address of principal executive offices)                         (Zip Code)

                                 (403) 233-8484
               Registrant's telephone number, including area code

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1. REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Effective on November 3, 2008, the Board of Directors (the "Board") of American Exploration Corp., a Nevada corporation (the "Company"), authorized the execution of an option agreement (the "Option Agreement") with Westrock Land Corp, a private Texas corporation ("Westrock"). In accordance with the terms and provisions of the Option Agreement: (i) Westrock owns all right, title and interest in and to approximately 5,000 net acres in oil and gas leases (the "Leases"), located in the onshore region of the Gulf Coast of the United States;
(ii) Westrock has disclosed to the Company that a well must be spudded (commencement of drilling) no later than May 31, 2009; (iii) the Company desires to acquire a 75% net revenue interest in the Leases at $625.00 per net acre for a total purchase price of approximately $3,125,000; and (iv) the Company has until November 17, 2008 to complete its due diligence (the "Option Period").

It is anticipated that in the event the due diligence is completed satisfactory to the Company, the effective date of conveyance of the net revenue interest in the Leases to the Company will occur on approximately November 17, 2008.

SECTION 9. FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro forma Financial Information.

Not applicable.

(c) Shell Company Transaction.

Not applicable.

(d) Exhibits.

10.1 Option Agreement between American Exploration Corp. and Westrock Land Corp. dated November 3, 2008.

99.1*   News Release of American Exploration Corp. dated November 3, 2008.

----------
* Previously filed
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        AMERICAN EXPLORATION CORP.


DATE: January 26, 2009                         /s/ Steven Harding
                                               ---------------------------------
                                        Name:  Steven Harding
                                        Title: President/Chief Executive Officer

                                       2